Contact:
Patricia A. Spinella/Investor Relations - 201-847-5453
Charles A. Borgognoni/Corporate Communications - 201-847-6651

                   BD ANNOUNCES FISCAL SECOND QUARTER RESULTS

            Company Increases Earnings Guidance For Fiscal Year 2003

Franklin Lakes, NJ (April 25, 2003) - BD (Becton, Dickinson and Company) (NYSE:
BDX) today reported record quarterly revenues of $1.134 billion for the fiscal second quarter ended March 31, 2003, an increase of 12 percent from the same period a year ago. At constant foreign exchange rates, revenues increased 7 percent. Revenue growth in all segments benefited from favorable foreign currency translation, particularly with respect to the Euro.

"We are pleased with our performance in the second quarter," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "Strong revenue growth was driven, in particular, by our broad line of safety-engineered devices. Also this quarter, the Company launched significant new products - the BD Logic(TM) Blood Glucose Monitor, the BD Latitude(TM) Diabetes Management System and the BD FACSAria(TM) cell sorter. These introductions underscore our strategy of pursuing sustainable revenue growth by focusing on products that have a higher benefit to patients, healthcare workers and researchers."

Diluted earnings per share and net income for the quarter were 54 cents and $142 million, respectively. For the same period in fiscal 2002, net income was $129 million and diluted earnings per share were 48 cents, or 50 cents excluding the impact of a special charge of 2 cents per share relating to the manufacturing restructuring in the BD Medical Systems segment.

Q2 Segment Results
------------------

In the BD Medical Systems segment, worldwide revenues of $602 million increased 13 percent. Included in BD Medical Systems revenues were U.S. safety-engineered product sales of $98 million, versus $85 million in the prior year's quarter. Also contributing to the growth of the segment were sales of prefillable drug delivery devices. The overall growth rate in the segment was partly offset by reduced sales of conventional devices in the U.S. due to the transition to safety-engineered devices.

In the BD Clinical Laboratory Solutions segment, worldwide revenues increased 12 percent to $357 million. Revenue growth of 15 percent in the Preanalytical Solutions portion of the segment included U.S. safety-engineered device sales of $68 million, versus $50 million in the prior year's quarter. These results were partly offset by reduced sales of conventional devices due to the transition to safety-engineered devices.

In the BD Biosciences segment, worldwide revenues grew 6 percent to $175 million. Revenue growth was driven primarily by favorable foreign exchange as well as immunology/cell biology (Pharmingen) reagents and Discovery Labware products. This growth was offset in part by continued weaker demand for certain molecular biology (Clontech) reagents. As expected, sales of current flow cytometry instruments were negatively impacted as some customers decided to wait for the new BD FACSAria(TM) cell sorter, which began initial shipments at the end of March.

Q2 Geographic Results
---------------------

On a geographic basis, second quarter revenues in the U.S. increased 6 percent to $578 million. Revenues outside the U.S. of $556 million grew 19 percent, or 9 percent at constant foreign exchange rates. International revenues in the second quarter benefited from favorable foreign exchange as well as strong performance in Europe, Japan and Asia Pacific, offset in part by the effects of continuing unfavorable economic conditions in Latin America.

Six-month Results
-----------------

For the six-month period ended March 31, 2003, reported revenues were $2.186 billion, a 12 percent increase over a year ago, or 8 percent at constant foreign exchange rates. Diluted earnings per share for the six-month period were 97 cents. For the same period in fiscal 2002, diluted earnings per share were 85 cents, or 87 cents excluding the special charge relating to the manufacturing restructuring.

West Pharmaceutical Services Update
-----------------------------------

BD has completed its assessment of the impacts resulting from the explosion on January 29, 2003 of the West Pharmaceutical Services facility in Kinston, NC. West is a supplier of rubber, plastic and metal components used in the manufacture of various BD products. West and BD successfully worked together under difficult circumstances following the explosion to minimize the impact on product supply to customers. The cost to BD in the second quarter was negligible, and the Company expects the impact for the balance of fiscal 2003 also to be negligible.

Fiscal 2003 Outlook
-------------------

The Company increased its earnings guidance for fiscal 2003 from $2.09 to $2.12. For the third and fourth quarters, the Company expects diluted earnings per share of 54 cents and 61 cents, respectively. These expectations assume that U.S. dollar exchange rates, in particular related to the Euro, remain approximately at current levels.

Conference Call Information
---------------------------

A conference call regarding BD's second quarter results and its expectations for the third and fourth quarters will be broadcast live on BD's website at www.bd.com at 8:30 a.m. (ET) Friday, April 25, 2003. The conference call will be available for replay on BD's website at www.bd.com/investors or at 1-800-945-6737 (domestic) and 1-402-220-3456 (international) through the close of business on May 2, 2003.

This news release contains certain non-GAAP financial measures. A reconciliation of these measures to the comparable GAAP measures is included in this release and in the attached financial tables.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2002, BD reported total revenues of $4.033 billion.

                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding BD's performance, including future revenues, products and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; BD's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in BD's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in BD's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                 Three Months Ended March 31,
                              ----------------------------------
                                 2003         2002      % Change
                              ----------   ----------   --------
REVENUES                      $1,134,041   $1,012,971     12.0

Cost of products sold            578,428      523,133     10.6
Selling and administrative       298,798      247,660     20.6
Research and development          60,034       56,314      6.6
Special charges                       --        9,937       NM
                              ----------   ----------     ----
TOTAL OPERATING COSTS
   AND EXPENSES                  937,260      837,044     12.0
                              ----------   ----------     ----

OPERATING INCOME                 196,781      175,927     11.9

Interest expense, net             (8,653)      (8,839)    (2.1)
Other (expense) income, net       (1,847)         492       NM
                              ----------   ----------     ----

INCOME BEFORE
   INCOME TAXES                  186,281      167,580     11.2

Income tax provision              44,241       38,392     15.2
                              ----------   ----------     ----

NET INCOME                    $  142,040   $  129,188      9.9
                              ----------   ----------     ----

EARNINGS PER SHARE

   Basic                      $     0.56   $     0.50     12.0
   Diluted                    $     0.54   $     0.48     12.5
                              ----------   ----------     ----

AVERAGE SHARES OUTSTANDING

   Basic                         254,694      258,436
   Diluted                       263,369      269,709
                              ----------   ----------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                 Six Months Ended March 31,
                             ----------------------------------
                                2003         2002      % Change
                             ----------   ----------   --------
REVENUES                     $2,185,689   $1,957,917     11.6

Cost of products sold         1,128,467    1,022,895     10.3
Selling and administrative      582,979      495,954     17.5
Research and development        119,879      111,551      7.5
Special charges                      --        9,937       NM
                             ----------   ----------     ----
TOTAL OPERATING COSTS
   AND EXPENSES               1,831,325    1,640,337     11.6
                             ----------   ----------     ----

OPERATING INCOME                354,364      317,580     11.6

Interest expense, net           (17,286)     (18,410)    (6.1)
Other expense, net               (1,763)      (1,124)      NM
                             ----------   ----------     ----

INCOME BEFORE
   INCOME TAXES                 335,315      298,046     12.5

Income tax provision             79,637       69,185     15.1
                             ----------   ----------     ----

NET INCOME                   $  255,678   $  228,861     11.7
                             ----------   ----------     ----

EARNINGS PER SHARE

   Basic                     $     1.00   $     0.88     13.6
   Diluted                   $     0.97   $     0.85     14.1
                             ----------   ----------     ----

AVERAGE SHARES OUTSTANDING

   Basic                        254,994      258,819
   Diluted                      263,328      270,030
                             ----------   ----------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                      Three Months Ended March 31,
                                   ----------------------------------
                                      2003         2002      % Change
                                   ----------   ----------   --------
BD MEDICAL SYSTEMS
   United States                   $  292,794   $  269,073      8.8
   International                      309,025      261,311     18.3
                                   ----------   ----------     ----
TOTAL                              $  601,819   $  530,384     13.5
                                   ----------   ----------     ----

BD CLINICAL LABORATORY SOLUTIONS
   United States                   $  206,206   $  193,402      6.6
   International                      150,594      124,255     21.2
                                   ----------   ----------     ----
TOTAL                              $  356,800   $  317,657     12.3
                                   ----------   ----------     ----

BD BIOSCIENCES
   United States                   $   78,545   $   84,192*    (6.7)
   International                       96,877       80,738*    20.0
                                   ----------   ----------     ----
TOTAL                              $  175,422   $  164,930      6.4
                                   ----------   ----------     ----

TOTAL REVENUES
   United States                   $  577,545   $  546,667*     5.6
   International                      556,496      466,304*    19.3
                                   ----------   ----------     ----
TOTAL                              $1,134,041   $1,012,971     12.0
                                   ----------   ----------     ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                       Six Months Ended March 31,
                                   ----------------------------------
                                      2003         2002      % Change
                                   ----------   ----------   --------
BD MEDICAL SYSTEMS
   United States                   $  589,220   $  519,975     13.3
   International                      584,236      513,439     13.8
                                   ----------   ----------     ----
TOTAL                              $1,173,456   $1,033,414     13.6
                                   ----------   ----------     ----

BD CLINICAL LABORATORY SOLUTIONS
   United States                   $  397,738   $  365,890      8.7
   International                      290,716      246,516     17.9
                                   ----------   ----------     ----
TOTAL                              $  688,454   $  612,406     12.4
                                   ----------   ----------     ----

BD BIOSCIENCES
   United States                   $  147,882   $  158,051*    (6.4)
   International                      175,897      154,046*    14.2
                                   ----------   ----------     ----
TOTAL                              $  323,779   $  312,097      3.7
                                   ----------   ----------     ----

TOTAL REVENUES
   United States                   $1,134,840   $1,043,916*     8.7
   International                    1,050,849      914,001*    15.0
                                   ----------   ----------     ----
TOTAL                              $2,185,689   $1,957,917     11.6
                                   ----------   ----------     ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                  United States
                                         ------------------------------
                                           2003       2002     % Change
                                         --------   --------   --------
BD MEDICAL SYSTEMS
   Medical Surgical                      $180,731   $170,048*     6.3
   Consumer Health Care                    83,658     77,923*     7.4
   Pharmaceutical Systems                  22,795     14,635     55.8
   Ophthalmic Systems                       5,610      6,467    (13.3)
                                         --------   --------    -----
TOTAL                                    $292,794   $269,073      8.8
                                         --------   --------    -----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $102,958   $ 92,497     11.3
   Diagnostic Systems                     103,248    100,905      2.3
                                         --------   --------    -----
TOTAL                                    $206,206   $193,402      6.6
                                         --------   --------    -----

BD BIOSCIENCES
   Discovery Labware                       23,226     23,637     (1.7)
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                        29,141     33,029    (11.8)
      Molecular Biology Reagents            8,399     10,747*   (21.8)
      Immunology/Cell Biology Reagents     17,779     16,779      6.0
                                         --------   --------    -----
   Total Immunocytometry & Reagents        55,319     60,555*    (8.6)
                                         --------   --------    -----

TOTAL                                    $ 78,545   $ 84,192*    (6.7)
                                         --------   --------    -----

TOTAL UNITED STATES                      $577,545   $546,667*     5.6
                                         --------   --------    -----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                              International
                                         -------------------------------------------------------
                                                                      % Change
                                                               ---------------------
                                           2003       2002     Reported   FX Neutral   FX Impact
                                         --------   --------   ---------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                      $160,667   $144,177     11.4         6.4          5.0
   Consumer Health Care                    50,174     46,465      8.0        (1.0)         9.0
   Pharmaceutical Systems                  91,011     64,301     41.5        21.8         19.7
   Ophthalmic Systems                       7,173      6,368     12.6        (0.3)        12.9
                                         --------   --------     ----        ----         ----
TOTAL                                    $309,025   $261,311     18.3         8.7          9.6
                                         --------   --------     ----        ----         ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $ 73,099   $ 61,183     19.5         8.1         11.4
   Diagnostic Systems                      77,495     63,072     22.9        12.5         10.4
                                         --------   --------     ----        ----         ----
TOTAL                                    $150,594   $124,255     21.2        10.3         10.9
                                         --------   --------     ----        ----         ----

BD BIOSCIENCES
   Discovery Labware                       20,160     16,797     20.0         7.3         12.7
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                        54,339     44,440     22.3         7.9         14.4
      Molecular Biology Reagents            8,889      8,732*     1.8        (9.4)        11.2
      Immunology/Cell Biology Reagents     13,489     10,769     25.3        10.2         15.1
                                         --------   --------     ----        ----         ----
   Total Immunocytometry & Reagents        76,717     63,941*    20.0         5.9         14.1
                                         --------   --------     ----        ----         ----

TOTAL                                    $ 96,877   $ 80,738*    20.0         6.2         13.8
                                         --------   --------     ----        ----         ----

TOTAL INTERNATIONAL                      $556,496   $466,304*    19.3         8.7         10.6
                                         --------   --------     ----        ----         ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                                    Total
                                         -----------------------------------------------------------
                                                                          % Change
                                                                   ---------------------
                                            2003         2002      Reported   FX Neutral   FX Impact
                                         ----------   ----------   --------   ----------   ---------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  341,398   $  314,225*     8.6         6.3         2.3
   Consumer Health Care                     133,832      124,388*     7.6         4.2         3.4
   Pharmaceutical Systems                   113,806       78,936     44.2        28.1        16.1
   Ophthalmic Systems                        12,783       12,835     (0.4)       (6.8)        6.4
                                         ----------   ----------    -----        ----        ----
TOTAL                                    $  601,819   $  530,384     13.5         8.8         4.7
                                         ----------   ----------    -----        ----        ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  176,057   $  153,680     14.6        10.0         4.6
   Diagnostic Systems                       180,743      163,977     10.2         6.2         4.0
                                         ----------   ----------    -----        ----        ----
TOTAL                                    $  356,800   $  317,657     12.3         8.1         4.2
                                         ----------   ----------    -----        ----        ----

BD BIOSCIENCES
   Discovery Labware                         43,386       40,434      7.3         2.0         5.3
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                          83,480       77,469      7.8        (0.5)        8.3
      Molecular Biology Reagents             17,288       19,479    (11.2)      (16.3)        5.1
      Immunology/Cell Biology Reagents       31,268       27,548     13.5         7.6         5.9
                                         ----------   ----------    -----        ----        ----
   Total Immunocytometry & Reagents         132,036      124,496      6.1        (1.2)        7.3
                                         ----------   ----------    -----        ----        ----

TOTAL                                    $  175,422   $  164,930      6.4        (0.4)        6.8
                                         ----------   ----------    -----        ----        ----

TOTAL REVENUES                           $1,134,041   $1,012,971     12.0         7.1         4.9
                                         ----------   ----------    -----        ----        ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                    United States
                                         ----------------------------------
                                            2003         2002      % Change
                                         ----------   ----------   --------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  373,482   $  337,079*    10.8
   Consumer Health Care                     159,154      139,215*    14.3
   Pharmaceutical Systems                    44,322       30,918     43.4
   Ophthalmic Systems                        12,262       12,763     (3.9)
                                         ----------   ----------    -----
TOTAL                                    $  589,220   $  519,975     13.3
                                         ----------   ----------    -----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  203,981   $  179,812     13.4
   Diagnostic Systems                       193,757      186,078      4.1
                                         ----------   ----------    -----
TOTAL                                    $  397,738   $  365,890      8.7
                                         ----------   ----------    -----

BD BIOSCIENCES
   Discovery Labware                         46,346       45,902      1.0
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                          52,340       60,410    (13.4)
      Molecular Biology Reagents             16,262       20,481*   (20.6)
      Immunology/Cell Biology Reagents       32,934       31,258      5.4
                                         ----------   ----------    -----
   Total Immunocytometry & Reagents         101,536      112,149*    (9.5)
                                         ----------   ----------    -----

TOTAL                                    $  147,882   $  158,051*    (6.4)
                                         ----------   ----------    -----

TOTAL UNITED STATES                      $1,134,840   $1,043,916*     8.7
                                         ----------   ----------    -----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                               International
                                         ---------------------------------------------------------
                                                                        % Change
                                                                 ---------------------
                                            2003        2002     Reported   FX Neutral   FX Impact
                                         ----------   --------   --------   ----------   ---------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  313,435   $290,141      8.0         3.7          4.3
   Consumer Health Care                      94,223     91,439      3.0        (3.4)         6.4
   Pharmaceutical Systems                   162,729    119,566     36.1        21.2         14.9
   Ophthalmic Systems                        13,849     12,293     12.7         2.4         10.3
                                         ----------   --------     ----        ----         ----
TOTAL                                    $  584,236   $513,439     13.8         6.5          7.3
                                         ----------   --------     ----        ----         ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  139,279   $123,251     13.0         4.5          8.5
   Diagnostic Systems                       151,437    123,265     22.9        15.4          7.5
                                         ----------   --------     ----        ----         ----
TOTAL                                    $  290,716   $246,516     17.9        10.0          7.9
                                         ----------   --------     ----        ----         ----

BD BIOSCIENCES
   Discovery Labware                         38,915     32,573     19.5        10.4          9.1
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                          95,192     84,945     12.1         1.6         10.5
      Molecular Biology Reagents             16,781     15,978*     5.0        (3.2)         8.2
      Immunology/Cell Biology Reagents       25,009     20,550     21.7        10.3         11.4
                                         ----------   --------     ----        ----         ----
   Total Immunocytometry & Reagents         136,982    121,473*    12.8         2.5         10.3
                                         ----------   --------     ----        ----         ----

TOTAL                                    $  175,897   $154,046*    14.2         4.2         10.0
                                         ----------   --------     ----        ----         ----

TOTAL INTERNATIONAL                      $1,050,849   $914,001*    15.0         7.0          8.0
                                         ----------   --------     ----        ----         ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                                    Total
                                         -----------------------------------------------------------
                                                                          % Change
                                                                   ---------------------
                                            2003         2002      Reported   FX Neutral   FX Impact
                                         ----------   ----------   --------   ----------   ---------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  686,917   $  627,220*     9.5         7.5          2.0
   Consumer Health Care                     253,377      230,654*     9.9         7.3          2.6
   Pharmaceutical Systems                   207,051      150,484     37.6        25.7         11.9
   Ophthalmic Systems                        26,111       25,056      4.2        (0.8)         5.0
                                         ----------   ----------     ----       -----         ----
TOTAL                                    $1,173,456   $1,033,414     13.6         9.9          3.7
                                         ----------   ----------     ----       -----         ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  343,260   $  303,063     13.3         9.8          3.5
   Diagnostic Systems                       345,194      309,343     11.6         8.6          3.0
                                         ----------   ----------     ----       -----         ----
TOTAL                                    $  688,454   $  612,406     12.4         9.2          3.2
                                         ----------   ----------     ----       -----         ----

BD BIOSCIENCES
   Discovery Labware                         85,261       78,475      8.6         4.9          3.7
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                         147,532      145,355      1.5        (4.6)         6.1
      Molecular Biology Reagents             33,043       36,459     (9.4)      (13.0)         3.6
      Immunology/Cell Biology Reagents       57,943       51,808     11.8         7.3          4.5
                                         ----------   ----------     ----       -----         ----
   Total Immunocytometry & Reagents         238,518      233,622      2.1        (3.3)         5.4
                                         ----------   ----------     ----       -----         ----

TOTAL                                    $  323,779   $  312,097      3.7        (1.2)         4.9
                                         ----------   ----------     ----       -----         ----

TOTAL REVENUES                           $2,185,689   $1,957,917     11.6         7.9          3.7
                                         ----------   ----------     ----       -----         ----

*    Prior year data reclassified to conform to current year presentation


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